Exhibit 99.1

II-VI Incorporated Reports Fiscal 2022 Second Quarter Results

•	Record Bookings of $1.1 billion, grew 21% year-over-year

•	Record Backlog of $1.7 billion, grew 58% year-over-year

•	Revenue of $807 million

•	GAAP EPS of $0.44

•	Non-GAAP EPS of $0.92

•	$990 million notes issued and $4.0 billion secured facility allocated and priced for Coherent acquisition

PITTSBURGH, February 9, 2022 (GLOBE NEWSWIRE) — II-VI Incorporated (Nasdaq:IIVI) (“II-VI,” “We” or the “Company”) today reported results for its fiscal 2022 second quarter ended December 31, 2021.

“II-VI delivered our first quarter of greater than $1.1 billion in bookings and a record backlog of $1.7 billion as demand continues across our end markets, due to continued strength in the megatrends underpinning our growth strategy. Products for the industrial and communications markets led our growth year-over-year. In industrial, we shipped a record 100 megawatts of pump laser power and we ramped up our sales of silicon carbide substrates for power electronics. The strong demand for transceivers in hyperscale datacenters and AI superclusters continues unabated. Our sales of 200G, 400G, and 800G transceivers now represent about a third of our datacom transceiver business,” said Dr. Vincent D. Mattera Jr., Chair and CEO.

Dr. Mattera continued, “Our consumer business led our sequential growth and represented 9% of our sales this quarter, our third largest revenue by market. We continue to see greater opportunities with a broader set of products in an expanding range of depth sensing applications, in consumer electronics, industrial, and automotive markets.

We were excited to announce that we qualified our own 1200 V SiC MOSFET product platform to automotive standards, leveraging our differentiated 150 mm SiC substrates. We expanded our relationship with GE to accelerate the next phase of commercialization in industrial, renewable energy, and automotive.

The pending acquisition of Coherent has received the approval, or indication of imminent approval, from 3 out of 4 global antitrust regulatory authorities, which approvals are conditions to the closing of the transaction. In China, the remaining jurisdiction, II-VI and Coherent are continuing to work constructively with the State Administration for Market Regulation (“SAMR”), and now anticipate closing the acquisition by the middle of the second calendar quarter of 2022,” concluded Dr. Mattera.

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Table 1

Financial Metrics

$ Millions, except per share amounts and %

(Unaudited)	Three Months Ended			Six Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2021	2021	2020	2021	2020
Revenues	$806.8	$795.1	$786.6	$1,601.9	$1,514.6
GAAP Gross Profit (3)	$311.2	$306.6	$312.7	$617.8	$589.7
Non-GAAP Gross Profit (2)	$324.8	$317.7	$330.6	$642.4	$619.0
GAAP Operating Income (1)	$98.2	$95.1	$118.7	$193.3	$219.9
Non-GAAP Operating Income (2)	$159.2	$150.2	$173.0	$309.6	$311.9
GAAP Net Earnings	$67.7	$74.5	$87.9	$142.1	$134.2
Non-GAAP Net Earnings (2)	$124.1	$117.7	$131.2	$241.8	$231.6
GAAP Diluted Earnings Per Share	$0.44	$0.50	$0.73	$0.94	$1.12
Non-GAAP Diluted Earnings Per Share (2)	$0.92	$0.87	$1.08	$1.78	$1.94
Other Selected Financial Metrics
GAAP gross margin (3)	38.6%	38.6%	39.8%	38.6%	38.9%
Non-GAAP gross margin (2)	40.3%	40.0%	42.0%	40.1%	40.9%
GAAP Operating margin	12.2%	12.0%	15.1%	12.1%	14.5%
Non-GAAP operating margin (2)	19.7%	18.9%	22.0%	19.3%	20.6%
GAAP Return on sales	8.4%	9.4%	11.2%	8.9%	8.9%
Non-GAAP return on sales (2)	15.4%	14.8%	16.7%	15.1%	15.3%

(1)	GAAP operating income is defined as earnings before income taxes, interest expense and other expense or income, net.
(2)

All non-GAAP amounts exclude certain adjustments for share-based compensation, acquired intangible amortization expense, restructuring, integration and transaction expenses, as well as start-up costs related to the start-up of new devices for new customer applications. See Table 4 for the Reconciliation of GAAP measures to non-GAAP measures.

(3)	GAAP gross profit for prior periods has been updated to include amortization of developed technology intangible assets.

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Outlook

The outlook for the third fiscal quarter ending March 31, 2022 is revenue of $785 million to $825 million and earnings per diluted share on a non-GAAP basis of $0.75 to $0.90. This is at today’s exchange rate and today’s estimated tax impact of 19%. Both of these are subject to variability. For the non-GAAP earnings per share, we added back to the GAAP earnings pre-tax amounts of $20 million in amortization, $20 million in share-based compensation, and $21-26 million in transaction, integration and other related costs. Refer to Table 8 for the share count range for the aforementioned outlook. Non-GAAP adjustments are by their nature highly volatile and we have low visibility as to the range that may be incurred in the future.

Conference Call & Webcast Information

The Company will host a conference call at 9:00 a.m. Eastern Time on Wednesday February 9, 2022 to discuss these results. Individuals wishing to participate in the webcast can access the event at the Company’s web site by visiting www.ii-vi.com or via https://tinyurl.com/IIVIQ2FY22earningsrelease. If you wish to participate in the call, please dial +1 734-385-4977 or 877-316-5288. When you call, please enter Confirmation Code 9039109 and provide your name and company affiliation.

The call will be recorded, and a replay will be available to interested parties who are unable to attend the live event. This service will be available up to 11:59 p.m. EST on Friday, February 18, 2022, by dialing +1-855-859-2056 or 800-585-8367 and entering the ID number 9039109.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and optoelectronic components, is a vertically integrated manufacturing company that develops innovative products for diversified applications in communications, industrial, aerospace & defense, semiconductor capital equipment, life sciences, consumer electronics, and automotive markets. Headquartered in Saxonburg, Pennsylvania, the Company has research and development, manufacturing, sales, service, and distribution facilities worldwide. The Company produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to support our customers. For more information, please visit us at www.ii-vi.com.

Forward-looking Statements

This press release contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

The Company believes that all forward-looking statements made by it in this press release have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021 and additional risk

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factors that may be identified from time to time in future filings of the Company; (iii) the conditions to the completion of the Company’s pending business combination transaction with Coherent, Inc. (the “Transaction”) and the remaining equity investment by Bain Capital, LP, including the receipt of any required shareholder and regulatory approvals, and the risks that those conditions will not be satisfied in a timely manner or at all; (iv) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the merger agreement relating to the Transaction, including the receipt by Coherent, Inc. (“Coherent”) of an unsolicited proposal from a third party; (v) the Company’s ability to finance the Transaction, the substantial indebtedness the Company expects to incur in connection with the Transaction and the need to generate sufficient cash flows to service and repay such debt; (vi) the possibility that the Company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate Coherent’s operations with those of the Company; (vii) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction; (viii) litigation and any unexpected costs, charges or expenses resulting from the Transaction; (ix) the risk that disruption from the Transaction materially and adversely affects the respective businesses and operations of the Company and Coherent; (x) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the Transaction; (xi) the ability of the Company to retain and hire key employees; (xii) the purchasing patterns of customers and end users; (xiii) the timely release of new products, and acceptance of such new products by the market; (xiv) the introduction of new products by competitors and other competitive responses; (xv) the Company’s ability to assimilate recently acquired businesses, and realize synergies, cost savings, and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xvi) the Company’s ability to devise and execute strategies to respond to market conditions; (xviii) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xix) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and/or (xx) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the joint proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333-255547) filed with the SEC in connection with the Transaction (the “Form S-4”). While the list of factors discussed above and the list of factors presented in the Form S-4 are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Neither the Company nor Coherent assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Use of Non-GAAP Financial Measures

The Company has disclosed financial measurements in this press release that present financial information considered to be non-GAAP financial measures. These measurements are not a substitute for GAAP measurements, although the Company’s management uses these measurements as an aid in monitoring the Company’s on-going financial performance. The non-GAAP net earnings, the non-GAAP earnings per share, the non-GAAP operating income, the non-GAAP gross profit, the non-GAAP internal research and development, the non-GAAP selling, general and administration, the non-GAAP interest and other (income) expense, and the non-GAAP income tax (benefit), measure earnings and operating income (loss), respectively, excluding non-recurring or unusual items that are considered by management to be outside the Company’s standard operation and excluding certain non-cash items. EBITDA is an adjusted non-GAAP financial measurement that is considered by management to be useful in

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measuring the profitability between companies within the industry by reflecting operating results of the Company excluding non-operating factors. There are limitations associated with the use of non-GAAP financial measures, including that such measures may not be entirely comparable to similarly titled measures used by other companies, due to potential differences among calculation methodologies. Thus, there can be no assurance whether (i) items excluded from the non-GAAP financial measures will occur in the future or (ii) there will be cash costs associated with items excluded from the non-GAAP financial measures. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by providing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Investors should consider adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with GAAP.

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II-VI Incorporated and Subsidiaries

Condensed Consolidated Statements of Earnings (Unaudited)

($000 except per share data)

	Three Months Ended
	Dec 31,	Sept 30,	Dec 31,
	2021	2021	2020
Revenues	$806,819	$795,111	$786,569
Costs, Expenses & Other Expense
Cost of goods sold	495,652	488,487	473,863
Internal research and development	95,328	88,966	84,858
Selling, general and administrative	117,617	122,608	109,133
Interest expense	17,062	12,191	15,585
Other expense (income), net	1,806	(7,582)	(3,153)

Total Costs, Expenses, & Other Expense	727,465	704,670	680,286

Earnings Before Income Taxes	79,354	90,441	106,283
Income Taxes	11,697	15,977	18,383

Net Earnings	67,657	74,464	87,900

Less: Dividends on Preferred Stock	16,703	17,082	6,900

Net Earnings available to the Common Shareholders	50,954	57,382	81,000

Basic Earnings Per Share	$0.48	$0.54	$0.78

Diluted Earnings Per Share	$0.44	$0.50	$0.73

Average Shares Outstanding - Basic	106,158	105,761	104,092
Average Shares Outstanding - Diluted	116,440	115,849	115,053

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II-VI Incorporated and Subsidiaries

Condensed Consolidated Statements of Earnings (Unaudited)

($000 except per share data)

	Six Months Ended
	December 31,	December 31,
	2021	2020
Revenues	$1,601,930	$1,514,653
Costs, Expenses & Other Expense
Cost of goods sold	984,139	924,977
Internal research and development	184,294	163,106
Selling, general and administrative	240,225	206,725
Interest expense	29,253	32,799
Other expense (income), net	(5,776)	21,186

Total Costs, Expenses, & Other Expense	1,432,135	1,348,793

Earnings Before Income Taxes	169,795	165,860
Income Taxes	27,674	31,694

Net Earnings	$142,121	$134,166

Less: Dividends on Preferred Stock	33,785	13,340

Net Earnings available to the Common Shareholders	$108,336	$120,826

Basic Earnings Per Share	$1.02	$1.17

Diluted Earnings Per Share	$0.94	$1.12

Average Shares Outstanding - Basic	105,960	103,450
Average Shares Outstanding - Diluted	116,144	113,784

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II-VI Incorporated and Subsidiaries

Condensed Consolidated Balance Sheets (Unaudited)

($000)

	December 31,	June 30,
	2021	2021
Assets
Current Assets
Cash, cash equivalents, and restricted cash	$2,649,716	$1,591,892
Accounts receivable	604,206	658,962
Inventories	819,091	695,828
Prepaid and refundable income taxes	16,796	13,095
Prepaid and other current assets	75,986	67,617

Total Current Assets	4,165,795	3,027,394
Property, plant & equipment, net	1,272,377	1,242,906
Goodwill	1,293,167	1,296,727
Other intangible assets, net	676,465	718,460
Deferred income taxes	36,600	33,498
Other assets	204,879	193,665

Total Assets	$7,649,283	$6,512,650

Liabilities, Mezzanine Equity and Shareholders’ Equity
Current Liabilities
Current portion of long-term debt	$1,378,118	$62,050
Accounts payable	339,985	294,486
Operating lease current liabilities	28,015	25,358
Accruals and other current liabilities	337,122	347,695

Total Current Liabilities	2,083,240	729,589
Long-term debt	942,579	1,313,091
Deferred income taxes	80,367	73,962
Operating lease liabilities	120,449	125,541
Other liabilities	139,072	138,119

Total Liabilities	3,365,707	2,380,302
Total Mezzanine Equity	746,163	726,178
Total Shareholders’ Equity	3,537,413	3,406,170

Total Liabilities, Mezzanine Equity and Shareholders’ Equity	$7,649,283	$6,512,650

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II-VI Incorporated and Subsidiaries

Condensed Consolidated Statements of Cash Flows (Unaudited)

($000)	Six Months Ended
	December 31,
	2021	2020
Cash Flows from Operating Activities
Net cash provided by operating activities	$240,085	$355,699

Cash Flows from Investing Activities
Additions to property, plant & equipment	(101,689)	(79,329)
Purchases of businesses, net of cash acquired	—	(34,431)

Net cash used in investing activities	(101,689)	(113,760)

Cash Flows from Financing Activities
Proceeds from issuance of Senior Notes	990,000	—
Proceeds from issuance of common shares	—	460,000
Proceeds from issuance of preferred shares	—	460,000
Payments on borrowings under Term A Facility	(31,025)	(31,025)
Payments on Finisar Notes	(14,888)
Payments on borrowings under Term B Facility	—	(714,600)
Payments on borrowings under Revolving Credit Facility	—	(74,000)
Debt issuance costs	(5,639)	—
Equity issuance costs	—	(36,092)
Proceeds from exercises of stock options	8,370	22,355
Payments in satisfaction of employees’ minimum tax obligations	(13,823)	(6,941)
Payment of dividends	(20,708)	(6,519)
Other financing activities	(1,415)	(366)

Net cash provided by (used in) financing activities	910,872	72,812

Effect of exchange rate changes on cash and cash equivalents	8,556	26,743
Net increase (decrease) in cash and cash equivalents	1,057,824	341,494
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	1,591,892	493,046

Cash, Cash Equivalents, and Restricted Cash at End of Period	$2,649,716	$834,540

Cash paid for interest	$16,104	$13,898
Cash paid for income taxes	$22,933	$24,227
Additions to property, plant & equipment included in accounts payable	$64,098	$10,497

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Table 2

Segment Revenues, GAAP Operating Income (Loss) & Margins, and

Non-GAAP Operating Income (Loss) & Margins*

$ Millions, except %

(Unaudited)	Three Months Ended			Six Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2021	2021	2020	2021	2020
Revenues:
Photonic Solutions	$525.0	$536.0	$482.9	$1,061.0	$980.6
Compound Semiconductors	281.8	259.1	303.6	540.9	534.0
Unallocated and Other	—	—	—	—	—

Consolidated	$806.8	$795.1	$786.6	$1,601.9	$1,514.6

GAAP Operating Income (Loss):
Photonic Solutions	$49.8	$56.5	$48.5	$106.3	$98.9
Compound Semiconductors	57.2	49.7	70.3	106.9	121.0
Unallocated and Other	(8.7)	(11.2)	—	(19.9)	—

Consolidated	$98.2	$95.1	$118.7	$193.3	$219.9

Non-GAAP Operating Income:
Photonic Solutions	$76.9	$84.0	$84.1	$160.9	$162.3
Compound Semiconductors	82.4	66.3	88.9	148.7	149.6
Unallocated and Other	—	—	—	—	—

Consolidated	$159.2	$150.2	$173.0	$309.6	$311.9

GAAP Operating Margin:
Photonic Solutions	9.5%	10.5%	10.0%	10.0%	10.1%
Compound Semiconductors	20.3%	19.2%	23.2%	19.8%	22.7%
Unallocated and Other	NA	NA	NA	NA	NA
Consolidated	12.2%	12.0%	15.1%	12.1%	14.5%
Non-GAAP Operating Margin:
Photonic Solutions	14.6%	15.7%	17.4%	15.2%	16.5%
Compound Semiconductors	29.2%	25.6%	29.3%	27.5%	28.0%
Unallocated and Other	NA	NA	NA	NA	NA
Consolidated	19.7%	18.9%	22.0%	19.3%	20.6%

*	Amounts may not recalculate due to rounding.

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Table 3

Reconciliation of Segment Non-GAAP Operating Income (Loss) to

GAAP Segment Operating Income (Loss)

$ Millions

(Unaudited)	Three Months Ended			Six Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2021	2021	2020	2021	2020
Non-GAAP Photonic Solutions Operating Income	$76.9	$84.0	$84.1	$160.9	$162.3
Share-based compensation	(9.4)	(9.6)	(12.1)	(19.0)	(22.6)
Amortization of acquired intangibles	(16.6)	(17.0)	(17.3)	(33.6)	(34.6)
Restructuring, integration, and transaction expenses	(1.1)	(0.9)	(6.2)	(2.0)	(6.2)

Photonic Solutions GAAP Operating Income	$49.8	$56.5	$48.5	$106.3	$98.9

Non-GAAP Compound Semiconductors Operating Income	$82.4	$66.3	$88.9	$148.7	$149.6
Share-based compensation	(9.3)	(13.2)	(16.0)	(22.5)	(21.0)
Amortization of acquired intangibles	(3.4)	(3.4)	(3.3)	(6.8)	(6.2)
Restructuring, integration, and transaction expenses	(1.2)	—	0.7	(1.2)	(1.4)
Start-up costs	(11.3)	—	—	(11.3)	—

Compound Semiconductors GAAP Operating Income	$57.2	$49.7	$70.3	$106.9	$121.0

Non-GAAP Unallocated and Other Operating Income (Loss)	$—	$—	$—	$—	$—
Restructuring, integration, and transaction expenses	(8.7)	(11.2)	—	(19.9)	—

Unallocated and Other GAAP Operating Income (Loss)	$(8.7)	$(11.2)	$—	$(19.9)	$—

Total GAAP Operating Income	$98.2	$95.1	$118.7	$193.3	$219.9

Non-GAAP Operating Income	$159.2	$150.2	$173.0	$309.6	$311.9

*	Amounts may not recalculate due to rounding.

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Table 4

Reconciliation of GAAP Measures to non-GAAP Measures

$ Millions

(Unaudited)	Three Months Ended			Six Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2021	2021	2020	2021	2020
Gross profit on GAAP basis (4)	$311.2	$306.6	$312.7	$617.8	$589.7
Share-based compensation	1.4	1.5	3.9	2.9	5.7
Amortization of acquired intangibles	9.7	9.6	9.8	19.3	19.4
Start-up costs(3)	1.2	—	—	1.2	—
Restructuring, integration, and transaction expenses(1)	1.2	—	4.2	1.2	4.2

Gross profit on non-GAAP basis	$324.8	$317.7	$330.6	$642.4	$619.0

Internal research and development on GAAP basis	$95.3	$89.0	$84.9	$184.3	$163.1
Share-based compensation	(2.0)	(2.3)	(5.4)	(4.3)	(8.0)
Start-up costs(3)	(10.1)	—	—	(10.1)	—

Internal research and development on non-GAAP basis	$83.2	$86.7	$79.5	$169.9	$155.1

Selling, general and administrative on GAAP basis	$117.6	$122.6	$109.1	$240.2	$206.7
Share-based compensation	(15.3)	(18.9)	(18.8)	(34.2)	(29.9)
Amortization of acquired intangibles	(10.3)	(10.8)	(10.8)	(21.1)	(21.4)
Restructuring, integration, and transaction expenses(1)	(9.8)	(12.0)	(1.3)	(21.9)	(3.4)

Selling, general and administrative on non-GAAP basis	$82.3	$80.9	$78.2	$163.1	$152.0

Operating income on GAAP basis	$98.2	$95.1	$118.7	$193.3	$219.9
Share-based compensation	18.7	22.7	28.1	41.4	43.6
Amortization of acquired intangibles	20.0	20.4	20.6	40.4	40.8
Start-up costs(3)	11.3	—	—	11.3	—
Restructuring, integration, and transaction expenses(1)	11.0	12.0	5.5	23.1	7.6

Operating income on non-GAAP basis	$159.2	$150.2	$173.0	$309.6	$311.9

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Table 4

Reconciliation of GAAP Measures to non-GAAP Measures (Continued)

$ Millions

(Unaudited)	Three Months Ended			Six Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2021	2021	2020	2021	2020
Interest and other (income) expense, net on GAAP basis	$18.9	$4.6	$12.4	$23.5	$54.0
Foreign currency exchange gains (losses), net	(0.2)	4.9	(7.5)	4.7	(12.2)
Gain on investment	—	—	7.0	—	7.0
Debt extinguishment expense (2)	—	—	—	—	(24.7)
Restructuring, integration, and transaction expenses(1)	(9.7)	—	—	(9.7)	—

Interest and other (income) expense, net on non-GAAP basis	$9.0	$9.5	$11.9	$18.5	$24.1

Income taxes on GAAP basis	$11.7	$16.0	$18.4	$27.7	$31.7
Tax impact of non-GAAP measures	14.4	7.1	11.4	21.5	24.5

Income taxes on non-GAAP basis	$26.1	$23.1	$29.8	$49.2	$56.2

Net earnings on GAAP basis	$67.7	$74.5	$87.9	$142.1	$134.2
Share-based compensation	18.7	22.7	28.1	41.4	43.6
Amortization of acquired intangibles	20.0	20.4	20.6	40.4	40.8
Start-up costs(3)	11.3	—	—	11.3	—
Foreign currency exchange (gains) losses	0.2	(4.9)	7.5	(4.7)	12.2
Gain on Innovion investment	—	—	(7.0)	—	(7.0)
Debt extinguishment expense (2)	—	—	—	—	24.7
Restructuring, integration, and transaction expenses(1)	20.7	12.0	5.5	32.8	7.6
Tax impact of non-GAAP measures	(14.4)	(7.1)	(11.4)	(21.5)	(24.5)

Net earnings on non-GAAP basis	$124.1	$117.7	$131.2	$241.8	$231.6

Per share data:
Net earnings on GAAP basis
Basic Earnings Per Share	$0.48	$0.54	$0.78	$1.02	$1.17
Diluted Earnings Per Share	$0.44	$0.50	$0.73	$0.94	$1.12
Net earnings on non-GAAP basis
Basic Earnings Per Share	$1.01	$0.95	$1.19	$1.96	$2.11
Diluted Earnings Per Share	$0.92	$0.87	$1.08	$1.78	$1.94

*	Amounts may not recalculate due to rounding.
(1)

During fiscal year 2022, transaction costs primarily represent fees incurred in relation to the pending Coherent acquisition as well as integration and restructuring charges from the Finisar acquisition. During fiscal year 2021, transaction costs primarily represent acquisition and integration costs related to the Ascatron and Innovion acquisitions, as well as customer settlements from acquired liabilities of previous acquisitions.

(2)	The Company recorded debt extinguishment expense of $24.7 million in connection with the extinguishment of the Term B Loan Facility during the six months ended December 31, 2020.

(3)	Start-up costs of $11 million of operating expenses incurred in the quarter were related to the start-up of new devices for new customer applications.

(4)	GAAP gross profit for prior periods has been updated to include amortization of developed technology intangible assets.

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Table 5

Reconciliation of GAAP Net Income (Loss), EBITDA and Adjusted EBITDA

$ Millions

(Unaudited)	Three Months Ended			Six Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2021	2021	2020	2021	2020
Net earnings on GAAP basis	$67.7	$74.5	$87.9	$142.1	$134.2
Income taxes	11.7	16.0	18.4	27.7	31.7
Depreciation and amortization	71.0	69.7	67.2	140.7	131.9
Interest expense	17.1	12.2	15.6	29.3	32.8

EBITDA (1)	$167.4	$172.4	$189.1	$339.8	$330.6

EBITDA margin	20.7%	21.7%	24.0%	21.2%	21.8%
Stock based compensation	18.7	22.7	28.1	41.4	43.6
Foreign currency exchange (gains) losses	0.2	(4.9)	7.5	(4.7)	12.2
Start-up costs	11.3	—	—	11.3	—
Debt extinguishment expense	—	—	—	—	24.7
Gain on investment	—	—	(7.0)	—	(7.0)
Restructuring, integration, and transaction expenses (1)	13.5	12.0	5.5	25.5	7.6

Adjusted EBITDA (2)	$211.0	$202.2	$223.1	$413.2	$411.7

Adjusted EBITDA margin	26.2%	25.4%	28.4%	25.8%	27.2%

*	Amounts may not recalculate due to rounding.
(1)	EBITDA is defined as earnings before interest, income taxes, depreciation and amortization.
(2)

Adjusted EBITDA excludes non-GAAP adjustments for share-based compensation, certain one-time restructuring, integration, and transaction expenses, debt extinguishment charges, start-up costs, and the impact of foreign currency exchange gains and losses.

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Table 6

GAAP Earnings Per Share Calculation

$ Millions

(Unaudited)	Three Months Ended			Six Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2021	2021	2020	2021	2020
Numerator
Net earnings	$67.7	$74.5	$87.9	$142.1	$134.2
Deduct Series A preferred stock dividends	(6.9)	(6.9)	(6.9)	(13.8)	(13.3)
Deduct Series B redeemable preferred dividends	(9.8)	(10.2)	—	(20.0)	$—

Basic earnings available to common shareholders	$51.0	$57.4	$81.0	$108.3	$120.8

Effect of dilutive securities:
Add back interest on II-VI Convertible Notes	$0.6	$0.5	$3.1	$1.1	$6.1

Diluted earnings available to common shareholders	$51.5	57.9	$84.1	$109.4	$127.0

Denominator
Weighted average shares	106.2	105.8	104.1	106.0	103.5
Effect of dilutive securities:
Common stock equivalents	3.0	2.8	3.6	2.9	3.0
II-VI Convertible Notes	7.3	7.3	7.3	7.3	7.3

Diluted weighted average common shares	116.4	115.8	115.1	116.1	113.8

Basic earnings per common share	$0.48	$0.54	$0.78	$1.02	$1.17

Diluted earnings per common share	$0.44	$0.50	$0.73	$0.94	$1.12

*	Amounts may not recalculate due to rounding.

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Table 7

Non-GAAP Earnings Per Share Calculation

$ Millions

(Unaudited)	Three Months Ended			Six Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2021	2021	2020	2021	2020
Numerator
Net earnings on non-GAAP basis	$124.1	$117.7	$131.2	$241.8	$231.6
Deduct Series A preferred stock dividends	(6.9)	(6.9)	(6.9)	(13.8)	(13.3)
Deduct Series B redeemable preferred dividends	(9.8)	(10.2)	—	(20.0)	—

Basic earnings available to common shareholders	$107.4	$100.6	$124.3	$208.0	$218.3

Effect of dilutive securities:
Add back interest on II-VI Convertible Notes	$0.6	$0.5	$3.1	$1.1	$6.2
Add back Series A preferred stock dividends	6.9	6.9	6.9	13.8	13.3

Diluted earnings available to common shareholders	$114.9	$108.0	$134.2	$222.9	$237.7

Denominator
Weighted average shares	106.2	105.8	104.1	106.0	103.5
Effect of dilutive securities:
Common stock equivalents	3.0	2.8	3.6	2.9	3.0
II-VI Convertible Notes	7.3	7.3	7.3	7.3	7.3
Series A Mandatory Convertible Preferred Stock	8.9	8.9	8.9	8.9	8.9

Diluted weighted average common shares	125.4	124.8	124.0	125.1	122.7

Basic earnings per common share on non-GAAP basis	$1.01	$0.95	$1.19	$1.96	$2.11

Diluted earnings per common share on non-GAAP basis	$0.92	$0.87	$1.08	$1.78	$1.94

*	Amounts may not recalculate due to rounding.

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Table 8

Example EPS Calculations (1)

$ Millions

	Hypothetical Earnings Level for Q2 FY22
Non-GAAP net earnings	$104.0	$116.0	$129.0
Deduct Series A preferred stock dividends	$(6.9)	$—	$—
Deduct Series B redeemable preferred dividends	$(10.2)	$(10.2)	$(10.2)
Add back interest on II-VI Convertible Notes	$0.6	$0.6	$0.6

Non-GAAP net earnings available to common shareholders	$87.4	$106.3	$119.3

Diluted weighted average common shares	116.0	125.0	125.0
Diluted earnings per common share on non-GAAP basis	$0.75	$0.85	$0.95

(1)

The Company does not provide reconciliations of the hypothetical non-GAAP net earnings and hypothetical diluted non-GAAP EPS presented in this table. This table contains purely hypothetical figures, which are provided solely to illustrate how the Company would calculate diluted non-GAAP EPS under different factual scenarios.

CONTACT:

Mary Jane Raymond

Treasurer and Chief Financial Officer

investor.relations@ii-vi.com

www.ii-vi.com/contact-us

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